Exhibit 99.1

Tenneco Reports Second Quarter Results

  Highest-ever quarterly revenue of $2.1 billion
  Highest-ever quarterly EBIT of $141 million
  Record second quarter cash from operations of $133 million

LAKE FOREST, Ill.--(BUSINESS WIRE)--July 29, 2013--Tenneco Inc. (NYSE:TEN) reported second quarter net income of $63 million, or $1.02 per diluted share, compared with net income of $87 million, or $1.42 per diluted share in second quarter 2012. On an adjusted basis, net income was $68 million, or $1.10 per diluted share, versus $70 million, or $1.14 per diluted share a year ago. The decrease in net income and earnings per share was more than explained by a higher year-over-year tax rate.

Revenue

Total revenue was $2.067 billion, up 8% from prior year, driven by revenue increases in both the Clean Air and Ride Performance businesses. Clean Air revenue increased 10% to $1.406 billion, on stronger light vehicle production in North America, China and South America as well as revenue growth in both the light and commercial vehicle businesses in Europe. Ride Performance revenue rose 2% versus prior year to $661 million, largely driven by strong light vehicle production in China.

Value-add revenue (revenue excluding substrate sales) was $1.579 billion, up 6% year-over-year.

“We delivered another solid quarter with top-line growth in both product divisions driven by stronger global light vehicle production, higher commercial vehicle revenue in Europe and South America and a solid contribution from our global aftermarket business,” said Gregg Sherrill, chairman and CEO, Tenneco. “I am also pleased that we delivered record-high EBIT and adjusted EBIT. In addition, our outstanding effort in managing working capital drove our best-ever second quarter performance for generating cash from operations.”

Global OE light vehicle revenue increased 10% year-over-year to $1.483 billion with light vehicle growth in nearly all regions due to the ramp-up on new programs and leveraging higher industry production with a strong platform mix. OE commercial and specialty vehicle revenue increased 5% to $237 million in the quarter, compared with $226 million a year ago. The increase was due to commercial vehicle revenue gains in Europe and South America. Global aftermarket revenue increased 1% to $347 million.

EBIT

EBIT (earnings before interest, taxes and noncontrolling interests) was $141 million, up from $137 million in second quarter 2012. Adjusted EBIT was $148 million, up from $139 million a year ago. The year-over-year comparison includes unfavorable currency impacts of $8 million.

The adjusted EBIT improvement reflects a 15% increase in Clean Air adjusted EBIT, driven by light vehicle volumes in North America, China and South America and effective operational cost management. Ride Performance adjusted EBIT also improved year-over-year, up 4% on stronger volumes in China.

Adjusted second quarter 2013 and 2012 Results

(millions except per share amounts)	Q2 2013				Q2 2012
	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA*	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures	$191	$141	$63	$1.02	$187	$137	$87	$1.42

Adjustments (reflects non-GAAP measures):
Restructuring and related expenses	7	7	5	0.08	2	2	1	0.02
Costs related to refinancing	-	-	-	-	-	-	1	0.01
Net tax adjustments	-	-	-	-	-	-	(19)	(0.31)

Non-GAAP earnings measures	$198	$148	$68	$1.10	$189	$139	$70	$1.14

* EBITDA including noncontrolling interests (EBIT before depreciation and amortization)

In addition to the items set forth above, the tables at the end of this press release reconcile GAAP to non-GAAP results.

Second Quarter 2013 adjustments:

  Restructuring and related expenses of $7 million pre-tax, or 8-cents per diluted share.

Second Quarter 2012 adjustments:

  Restructuring and related expenses of $2 million pre-tax, or 2-cents per diluted share;
  Costs related to refinancing of $1 million pre-tax or 1-cent per diluted share;
  Net tax benefits of $19 million, or 31-cents per diluted share, primarily related to U.S. taxable income with no associated tax expense due to the valuation allowance on the company’s net operating loss position.

EBIT Margin

The company’s operational performance and ability to capitalize on higher light vehicle production in key regions drove an increase in adjusted EBIT margin on value-add revenue.

Tenneco reported the following EBIT as a percent of revenue and EBIT as a percent of value-add revenue.

	Q2 2013	Q2 2012

EBIT as a percent of revenue	6.8%	7.1%
EBIT as a percent of value-add revenue	8.9%	9.2%

Adjusted EBIT as a percent of revenue	7.2%	7.2%
Adjusted EBIT as a percent of value-add revenue	9.4%	9.3%

Cash

Cash generated by operations in the quarter was $133 million, up 55% from $86 million in second quarter 2012. The record second quarter cash performance was primarily driven by working capital improvements including strong year-over-year improvement in inventories.

Capital expenditures in the second quarter were $47 million, compared with $62 million a year ago. The majority of the capital spending was to support Clean Air customer programs in North America, Europe and China.

Taxes

The tax rate in the quarter was 39%, up from 18% in the second quarter of last year. The higher rate was primarily due to the reversal of the U.S. tax net operating loss valuation allowance in the third quarter of 2012, and to an increase in unbenefitted foreign losses in certain countries.

For the remainder of the year, the company anticipates a tax rate between 36% and 38%, and 2013 cash taxes to be approximately $110 million.

Outlook

In the third quarter, IHS Automotive forecasts a 4% increase in global light vehicle production versus a year ago with both North America and China increasing 8% year-over-year. South America is expected to be even with last year and production declines of 3% are expected in Europe.

Tenneco is well-positioned to capitalize on the stronger global light vehicle production environment with an excellent platform mix, the continued ramp-up on new programs and a well-established footprint in the fastest growing markets.

In general, the global commercial vehicle market remains relatively weak. There is modest demand improvement in certain areas; however, inventory corrections are still expected to impact production levels. The company anticipates its commercial vehicle revenues for the next two quarters will be relatively flat compared with the second quarter, bringing full year revenues within the lower end of the company's previously announced range.

“While industry conditions globally are somewhat mixed, I am pleased with our performance through the first half of the year,” said Sherrill. “For the remainder of the year, our Clean Air and Ride Performance businesses are staying focused on improving operating performance and driving profitable growth. With this focus we anticipate continued improvement by capitalizing on stronger light vehicle production and our global position in the commercial vehicle market.”

Attachment 1
Statements of Income – 3 Months
Statements of Income – 6 Months
Balance Sheets
Statements of Cash Flows – 3 Months
Statements of Cash Flows – 6 Months

Attachment 2
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 6 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 6 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 6 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 6 Months
Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 6 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 6 Months

CONFERENCE CALL

The company will host a conference call on Monday, July 29, 2013 at 10:00 a.m. ET. The dial-in number is 888-469-2980 (domestic) or 212-547-0154 (international). The passcode is TENNECO. The call and accompanying slides will be available on the financial section of the Tenneco web site at www.tenneco.com. A recording of the call will be available one hour following completion of the call on July 29, 2013, through August 30, 2013. To access this recording, dial 888-282-0036 (domestic) or 203-369-3022 (international). The purpose of the call is to discuss the company’s operations for the quarter, as well as other matters that may impact the company’s outlook. A copy of the press release is available on the financial and news sections of the Tenneco web site.

Tenneco is a $7.4 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 25,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of clean air and ride performance products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomer.

This press release contains forward-looking statements. Words such as “may,” “expects,” “anticipate,” ”projects,” “will,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company's plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:
(i) general economic, business and market conditions;
(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;
(iii) changes in capital availability or costs, including increases in the company's costs of borrowing (i.e., interest rate increases), the amount of the company's debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;
(iv) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;
(v) changes in automotive and commercial vehicle manufacturers' production rates and their actual and forecasted requirements for the company's products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;
(vi) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;
(vii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;
(viii) workforce factors such as strikes or labor interruptions;
(ix) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;
(x) the negative impact of higher fuel prices on transportation and logistics costs, raw material costs and discretionary purchases of vehicles or aftermarket products;
(xi) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;
(xii) the company's continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans and to realize anticipated benefits from these plans;
(xiii) product warranty costs;
(xiv) the cost and outcome of existing and any future legal proceedings;
(xv) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;
(xvi) economic, exchange rate and political conditions in the countries where we operate or sell our products;
(xvii) the company's ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company's customers and the market;
(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;
(xix) changes in accounting estimates and assumptions, including changes based on additional information;
(xx) governmental actions, including the ability to receive regulatory approvals and the timing of such approvals, as well as the impact of the enforcement of, changes to or compliance with laws and regulations, including those pertaining to environmental concerns, pensions or other regulated activities;
(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and
(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.
The company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company's SEC filings, including but not limited to its report on Form 10-K for the year ended December 31, 2012.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
THREE MONTHS ENDED JUNE 30,
(Millions except per share amounts)

	2013		2012
Net sales and operating revenues
Clean Air Division - Value-add revenues	$918		$845
Clean Air Division - Substrate sales	488		429
Ride Performance Division - Value-add revenues	661		646
	$2,067		$1,920

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	1,736	(a)	1,595	(b)
Engineering, research and development	33		28
Selling, general and administrative	106	(a)	109
Depreciation and amortization of other intangibles	50		50
Total costs and expenses	1,925		1,782

Loss on sale of receivables	(1)		(1)
Other income (expense)	-		-
Total other income (expense)	(1)		(1)

Earnings before interest expense, income taxes, and noncontrolling interests
Clean Air Division	107	(a)	95	(b)
Ride Performance Division	56	(a)	55	(b)
Other	(22)	(a)	(13)
	141		137

Interest expense (net of interest capitalized)	20		21	(c)
Earnings before income taxes and noncontrolling interests	121		116

Income tax expense	47		21	(d)
Net income	74		95

Less: Net income attributable to noncontrolling interests	11		8
Net income attributable to Tenneco Inc.	$63		$87

Weighted average common shares outstanding:
Basic	60.5		60.0
Diluted	61.6		61.3

Earnings per share of common stock:
Basic	$1.04		$1.45
Diluted	$1.02		$1.42

(a) Includes restructuring and related charges of $7 million pre-tax, $5 million after tax or $0.08 per diluted share. Of the adjustment, $4 million is recorded in cost of sales and $3 million is recorded in selling, general and administrative expenses. $3 million is recorded in the Clean Air Division, $2 million is recorded in the Ride Performance Division and $2 million is recorded in Other.

(b) Includes restructuring and related charges of $2 million pre-tax, $1 million after tax or $0.02 per diluted share, which is recorded in cost of sales. $1 million is recorded in the Clean Air Division and $1 million is recorded in the Ride Performance Division.

(c) Includes pre-tax expenses of $1 million, $1 million after tax or $0.01 per diluted share for costs related to refinancing activities.

(d) Includes net tax benefits of $19 million or $0.31 per diluted share primarily related to U.S. taxable income with no associated tax expense due to the valuation allowance on the company's net operating loss position and prior year tax adjustments, partially offset by the impact of recording a valuation allowance against the tax benefit for losses in certain foreign jurisdictions.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
SIX MONTHS ENDED JUNE 30,
(Millions except per share amounts)

	2013		2012
Net sales and operating revenues
Clean Air Division - Value-add revenues	$1,760		$1,674
Clean Air Division - Substrate sales	942		885
Ride Performance Division - Value-add revenues	1,268		1,273
	$3,970		$3,832

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	3,340	(a)	3,202	(c)
Engineering, research and development	68		66
Selling, general and administrative	225	(a)	227
Depreciation and amortization of other intangibles	100		99
Total costs and expenses	3,733		3,594

Loss on sale of receivables	(2)		(2)
Other income (expense)	(1)		(3)
Total other income (expense)	(3)		(5)

Earnings before interest expense, income taxes,and noncontrolling interests
Clean Air Division	182	(a)	171	(c)
Ride Performance Division	95	(a)	98	(c)
Other	(43)	(a)	(36)
	234		233

Interest expense (net of interest capitalized)	40		63	(d)
Earnings before income taxes and noncontrolling interests	194		170

Income tax expense	59	(b)	39	(e)
Net income	135		131

Less: Net income attributable to noncontrolling interests	18		14
Net income attributable to Tenneco Inc.	$117		$117

Weighted average common shares outstanding:
Basic	60.4		60.1
Diluted	61.5		61.5

Earnings per share of common stock:
Basic	$1.94		$1.95
Diluted	$1.91		$1.90

(a) Includes restructuring and related charges of $11 million pre-tax, $8 million after tax or $0.12 per diluted share. Of the adjustment, $7 million is recorded in cost of sales and $4 million is recorded in selling, general and administrative expenses. $6 million is recorded in the Clean Air Division, $3 million is recorded in the Ride Performance Division and $2 million is recorded in Other.

(b) Includes net tax benefits of $13 million or $0.20 per diluted share for tax adjustments to prior year estimates, primarily related to recognizing a U.S. tax benefit for foreign taxes.

(c) Includes restructuring and related charges of $3 million pre-tax, $2 million after tax or $0.04 per diluted share, which is recorded in cost of sales. $1 million is recorded in the Clean Air Division and $2 million is recorded in the Ride Performance Division.

(d) Includes pre-tax expenses of $18 million, $12 million after tax or $0.19 per share for costs related to refinancing activities.

(e) Includes net tax benefits of $20 million or $0.33 per diluted share primarily related to U.S. taxable income with no associated tax expense due to the valuation allowance on the company's net operating loss position and prior year tax adjustments, partially offset by the impact of recording a valuation allowance against the tax benefit for losses in certain foreign jurisdictions.

	ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
BALANCE SHEETS
(Unaudited)
(Millions)

		June 30, 2013		December 31, 2012

Assets

	Cash and cash equivalents	$235		$223

	Restricted cash	5		-

	Receivables, net	1,218	(a)	986	(a)

	Inventories	669		667

	Other current assets	320		248

	Investments and other assets	382		362

	Plant, property, and equipment, net	1,110		1,122

	Total assets	$3,939		$3,608

Liabilities and Shareholders' Equity

	Short-term debt	$120		$113

	Accounts payable	1,339		1,186

	Accrued taxes	36		50

	Accrued interest	9		10

	Other current liabilities	290		290

	Long-term debt	1,158	(b)	1,067	(b)

	Deferred income taxes	26		27

	Deferred credits and other liabilities	568		559

	Redeemable noncontrolling interests	13		15

	Tenneco Inc. shareholders' equity	339		246

	Noncontrolling interests	41		45

	Total liabilities, redeemable noncontrolling interests and shareholders' equity	$3,939		$3,608

		June 30, 2013		December 31, 2012
(a)	Accounts Receivables net of:
	Europe - Accounts receivables securitization programs	$151		$94

		June 30, 2013		December 31, 2012
(b)	Long term debt composed of:
	Borrowings against revolving credit facilities	$190		$92
	Term loan A (Due 2017)	234		241
	7.75% senior notes (Due 2018)	225		225
	6.875% senior notes (Due 2020)	500		500
	Other long term debt	9		9

		$1,158		$1,067

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Three Months Ended
	June 30,
	2013	2012

Operating activities:
Net income	$74	$95
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	50	50
Stock-based compensation	2	3
Deferred income taxes	21	(2)
Loss on sale of assets	2	1
Changes in components of working capital-
(Inc.)/dec. in receivables	(77)	(31)
(Inc.)/dec. in inventories	22	(7)
(Inc.)/dec. in prepayments and other current assets	(32)	(23)
Inc./(dec.) in payables	72	(2)
Inc./(dec.) in accrued taxes	(8)	17
Inc./(dec.) in accrued interest	(4)	(4)
Inc./(dec.) in other current liabilities	15	2
Changes in long-term assets	3	1
Changes in long-term liabilities	(10)	(17)
Other	3	3
Net cash provided by operating activities	133	86

Investing activities:
Cash payments for plant, property & equipment	(54)	(60)
Cash payments for software-related intangible assets	(6)	(3)
Change in restricted cash	4	-
Net cash used by investing activities	(56)	(63)

Financing activities:
Issuance of common shares	12	-
Purchase of common stock under the share repurchase program	(2)	(18)
Debt issuance costs on long-term debt	-	(1)
Retirement of long-term debt	(3)	(22)
Net inc./(dec.) in bank overdrafts	44	(2)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on long-term debt and short-term borrowings secured by accounts receivable	(84)	3
Net inc./(dec.) in short-term debt secured by accounts receivable	-	30
Capital contribution from noncontrolling interest partner	-	1
Distribution to noncontrolling interest partners	(23)	(18)
Net cash used by financing activities	(56)	(27)

Effect of foreign exchange rate changes on cash and cash equivalents	(19)	(8)

Increase (Decrease) in cash and cash equivalents	2	(12)
Cash and cash equivalents, April 1	233	193
Cash and cash equivalents, June 30	$235	$181

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$23	$24
Cash paid during the period for income taxes (net of refunds)	46	19

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$24	$30

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Six Months Ended
	June 30,
	2013	2012

Operating activities:
Net income	$135	$131
Adjustments to reconcile net income to net cash provided by operating activities -
Depreciation and amortization of other intangibles	100	99
Stock-based compensation	7	7
Deferred income taxes	16	(7)
Loss on sale of assets	2	2
Changes in components of working capital-
(Inc.)/dec. in receivables	(253)	(212)
(Inc.)/dec. in inventories	(18)	(83)
(Inc.)/dec. in prepayments and other current assets	(81)	(39)
Inc./(dec.) in payables	149	86
Inc./(dec.) in accrued taxes	(13)	18
Inc./(dec.) in accrued interest	-	(4)
Inc./(dec.) in other current liabilities	7	15
Changes in long-term assets	3	9
Changes in long-term liabilities	(20)	(22)
Other	7	1
Net cash provided by operating activities	41	1

Investing activities:
Proceeds from sale of assets	2	1
Cash payments for plant, property & equipment	(124)	(125)
Cash payments for software-related intangible assets	(12)	(7)
Change in restricted cash	(5)	-
Net cash used by investing activities	(139)	(131)

Financing activities:
Issuance of common shares	13	-
Purchase of common stock under the share repurchase program	(2)	(18)
Issuance of long-term debt	-	250
Debt issuance costs on long-term debt	-	(13)
Retirement of long-term debt	(8)	(403)
Net inc./(dec.) in bank overdrafts	35	-
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on long-term debt and short-term borrowings secured by accounts receivable	107	236
Net inc./(dec.) in short-term debt secured by accounts receivable	-	60
Capital contribution from noncontrolling interest partner	-	1
Distribution to noncontrolling interest partners	(23)	(18)
Net cash provided by financing activities	122	95

Effect of foreign exchange rate changes on cash and cash equivalents	(12)	2

Increase (Decrease) in cash and cash equivalents	12	(33)
Cash and cash equivalents, January 1	223	214
Cash and cash equivalents, June 30	$235	$181

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$39	$59
Cash paid during the period for income taxes (net of refunds)	71	36

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$24	$30

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	Q2 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$63

Net income attributable to noncontrolling interests										11

Net income										74

Income tax expense										47

Interest expense (net of interest capitalized)										20

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$68	$18	$21	$107	$36	$14	$6	$56	$(22)	141

Depreciation and amortization of other intangibles	15	11	5	31	8	9	2	19	-	50

Total EBITDA including noncontrolling interests (2)	$83	$29	$26	$138	$44	$23	$8	$75	$(22)	$191

	Q2 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$87

Net income attributable to noncontrolling interests										8

Net income										95

Income tax expense										21

Interest expense (net of interest capitalized)										21

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$57	$20	$18	$95	$37	$16	$2	$55	$(13)	137

Depreciation and amortization of other intangibles	15	10	5	30	8	10	2	20	-	50

Total EBITDA including noncontrolling interests (2)	$72	$30	$23	$125	$45	$26	$4	$75	$(13)	$187

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			Q2 2013				Q2 2012
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$191	$141	$63	$1.02	$187	$137	$87	$1.42

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			7	7	5	0.08	2	2	1	0.02
Costs related to refinancing			-	-	-	-	-	-	1	0.01
Net tax adjustments			-	-	-	-	-	-	(19)	(0.31)

Non-GAAP earnings measures			$198	$148	$68	$1.10	$189	$139	$70	$1.14

	Q2 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$68	$18	$21	$107	$36	$14	$6	$56	$(22)	$141
Restructuring and related expenses	-	3	-	3	-	1	1	2	2	7
Adjusted EBIT	$68	$21	$21	$110	$36	$15	$7	$58	$(20)	$148

	Q2 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$57	$20	$18	$95	$37	$16	$2	$55	$(13)	$137
Restructuring and related expenses	-	1	-	1	-	1	-	1	-	2
Adjusted EBIT	$57	$21	$18	$96	$37	$17	$2	$56	$(13)	$139

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$117

Net income attributable to noncontrolling interests										18

Net income										135

Income tax expense										59

Interest expense (net of interest capitalized)										40

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$117	$29	$36	$182	$61	$24	$10	$95	$(43)	234

Depreciation and amortization of other intangibles	30	21	10	61	16	19	4	39	-	100

Total EBITDA including noncontrolling interests (2)	$147	$50	$46	$243	$77	$43	$14	$134	$(43)	$334

	YTD 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$117

Net income attributable to noncontrolling interests										14

Net income										131

Income tax expense										39

Interest expense (net of interest capitalized)										63

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$105	$36	$30	$171	$72	$26	$-	$98	$(36)	233

Depreciation and amortization of other intangibles	29	21	9	59	15	21	4	40	-	99

Total EBITDA including noncontrolling interests (2)	$134	$57	$39	$230	$87	$47	$4	$138	$(36)	$332

(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			YTD 2013				YTD 2012
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$334	$234	$117	$1.91	$332	$233	$117	$1.90

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			11	11	8	0.12	3	3	2	0.04
Costs related to refinancing			-	-	-	-	-	-	12	0.19
Net tax adjustments			-	-	(13)	(0.20)	-	-	(20)	(0.33)

Non-GAAP earnings measures			$345	$245	$112	$1.83	$335	$236	$111	$1.80

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$117	$29	$36	$182	$61	$24	$10	$95	$(43)	$234
Restructuring and related expenses	-	4	2	6	-	2	1	3	2	11
Adjusted EBIT	$117	$33	$38	$188	$61	$26	$11	$98	$(41)	$245

	YTD 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$105	$36	$30	$171	$72	$26	$-	$98	$(36)	$233
Restructuring and related expenses	-	1	-	1	-	2	-	2	-	3
Adjusted EBIT	$105	$37	$30	$172	$72	$28	$-	$100	$(36)	$236

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	Q2 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$687	$272	$415	$-	$415
Europe, South America & India	516	184	332	(4)	336
Asia Pacific	203	32	171	4	167
Total Clean Air Division	1,406	488	918	-	918

Ride Performance Division
North America	324	-	324	-	324
Europe, South America & India	281	-	281	(5)	286
Asia Pacific	56	-	56	(1)	57
Total Ride Performance Division	661	-	661	(6)	667

Total Tenneco Inc.	$2,067	$488	$1,579	$(6)	$1,585

	Q2 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$671	$269	$402	$-	$402
Europe, South America & India	434	137	297	-	297
Asia Pacific	169	23	146	-	146
Total Clean Air Division	1,274	429	845	-	845

Ride Performance Division
North America	325	-	325	-	325
Europe, South America & India	276	-	276	-	276
Asia Pacific	45	-	45	-	45
Total Ride Performance Division	646	-	646	-	646

Total Tenneco Inc.	$1,920	$429	$1,491	$-	$1,491

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	YTD 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,333	$532	$801	$-	$801
Europe, South America & India	983	353	630	(17)	647
Asia Pacific	386	57	329	4	325
Total Clean Air Division	2,702	942	1,760	(13)	1,773

Ride Performance Division
North America	631	-	631	(1)	632
Europe, South America & India	533	-	533	(19)	552
Asia Pacific	104	-	104	(1)	105
Total Ride Performance Division	1,268	-	1,268	(21)	1,289

Total Tenneco Inc.	$3,970	$942	$3,028	$(34)	$3,062

	YTD 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,340	$546	$794	$-	$794
Europe, South America & India	894	290	604	-	604
Asia Pacific	325	49	276	-	276
Total Clean Air Division	2,559	885	1,674	-	1,674

Ride Performance Division
North America	642	-	642	-	642
Europe, South America & India	548	-	548	-	548
Asia Pacific	83	-	83	-	83
Total Ride Performance Division	1,273	-	1,273	-	1,273

Total Tenneco Inc.	$3,832	$885	$2,947	$-	$2,947

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions except percents)

	Q2 2013 vs. Q2 2012 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air Division
North America	$16	2%	$13	3%
Europe, South America & India	82	19%	39	13%
Asia Pacific	34	20%	21	14%
Total Clean Air Division	132	10%	73	9%

Ride Performance Division
North America	(1)	0%	(1)	0%
Europe, South America & India	5	2%	10	4%
Asia Pacific	11	24%	12	27%
Total Ride Performance Division	15	2%	21	3%

Total Tenneco Inc.	$147	8%	$94	6%

	YTD Q2 2013 vs. YTD Q2 2012 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air Division
North America	$(7)	(1%)	$7	1%
Europe, South America & India	89	10%	43	7%
Asia Pacific	61	19%	49	18%
Total Clean Air Division	143	6%	99	6%

Ride Performance Division
North America	(11)	(2%)	(10)	(2%)
Europe, South America & India	(15)	(3%)	4	1%
Asia Pacific	21	25%	22	27%
Total Ride Performance Division	(5)	0%	16	1%

Total Tenneco Inc.	$138	4%	$115	4%

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF NON-GAAP MEASURES
Debt net of cash / Adjusted LTM EBITDA including noncontrolling interests
Unaudited
(Millions except ratios)

		Quarter Ended June 30,

		2013		2012

Total debt		$1,278		$1,366

Total cash		240		181

Debt net of cash balances (1)		$1,038		$1,185

Adjusted LTM EBITDA including noncontrolling interests (2) (3)		$651		$625

Ratio of debt net of cash balances to adjusted LTM EBITDA including noncontrolling interests (4)		1.6x		1.9x

	Q3 12	Q4 12	Q1 13	Q2 13	Q2 13 LTM

Net income attributable to Tenneco Inc.	$125	$33	$54	$63	$275

Net income attributable to noncontrolling interests	7	8	7	11	33

Income tax expense (benefit)	(42)	22	12	47	39

Interest expense (net of interest capitalized)	21	21	20	20	82

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	111	84	93	141	429

Depreciation and amortization of other intangibles	49	57	50	50	206

Total EBITDA including noncontrolling interests (2)	160	141	143	191	635

Restructuring and related expenses	7	3	4	7	21

Pullman recoveries (5)	(5)	-	-	-	(5)

Total Adjusted EBITDA including noncontrolling interest (3)	$162	$144	$147	$198	$651

	Q3 11	Q4 11	Q1 12	Q2 12	Q2 12 LTM

Net income attributable to Tenneco Inc.	$30	$30	$30	$87	177

Net income attributable to noncontrolling interests	6	8	6	8	28

Income tax expense	21	23	18	21	83

Interest expense (net of interest capitalized)	27	27	42	21	117

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	84	88	96	137	405

Depreciation and amortization of other intangibles	51	51	49	50	201

Total EBITDA including noncontrolling interests (2)	135	139	145	187	606

Restructuring and related expenses	4	1	1	2	8

Goodwill impairment charge (6)	11	-	-	-	11

Total Adjusted EBITDA including noncontrolling interest (3)	$150	$140	$146	$189	$625

(1) Tenneco presents debt net of cash balances because management believes it is a useful measure of Tenneco's credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for-dollar basis.

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3) Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(4) Tenneco presents the above reconciliation of the ratio of debt net of cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company's ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company's performance and debt net of cash is presented as an indicator of our credit position and progress toward reducing our financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company's existing covenant ratios or any other financial measures that investors may find useful in describing the company's financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.

(5) Benefit from property recoveries related to transactions originated by the Pullman company before being acquired by Tenneco in 1996.

(6) Non-cash asset impairment charge related to goodwill for Australia.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions)

	Three Months Ended June 30,

	2013	2012

Original equipment light vehicle revenues	$1,483	$1,350

Original equipment commercial vehicle and specialty revenues	237	226

Aftermarket revenues	347	344

Net sales and operating revenues	$2,067	$1,920

	Six Months Ended June 30,

	2013	2012

Original equipment light vehicle revenues	$2,871	$2,729

Original equipment commercial vehicle and specialty revenues	450	448

Aftermarket revenues	649	655

Net sales and operating revenues	$3,970	$3,832

(1) Generally Accepted Accounting Principles

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	Q2 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$687	$516	$203	$1,406	$324	$281	$56	$661	$-	$2,067

Less: Substrate sales	272	184	32	488	-	-	-	-	-	488

Value-add revenues	$415	$332	$171	$918	$324	$281	$56	$661	$-	$1,579

EBIT	$68	$18	$21	$107	$36	$14	$6	$56	$(22)	$141

EBIT as a % of revenue	9.9%	3.5%	10.3%	7.6%	11.1%	5.0%	10.7%	8.5%		6.8%
EBIT as a % of value-add revenue	16.4%	5.4%	12.3%	11.7%	11.1%	5.0%	10.7%	8.5%		8.9%

Adjusted EBIT	$68	$21	$21	$110	$36	$15	$7	$58	$(20)	$148

Adjusted EBIT as a % of revenue	9.9%	4.1%	10.3%	7.8%	11.1%	5.3%	12.5%	8.8%		7.2%
Adjusted EBIT as a % of value-add revenue	16.4%	6.3%	12.3%	12.0%	11.1%	5.3%	12.5%	8.8%		9.4%

	Q2 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$671	$434	$169	$1,274	$325	$276	$45	$646	$-	$1,920

Less: Substrate sales	269	137	23	429	-	-	-	-	-	429

Value-add revenues	$402	$297	$146	$845	$325	$276	$45	$646	$-	$1,491

EBIT	$57	$20	$18	$95	$37	$16	$2	$55	$(13)	$137

EBIT as a % of revenue	8.5%	4.6%	10.7%	7.5%	11.4%	5.8%	4.4%	8.5%		7.1%
EBIT as a % of value-add revenue	14.2%	6.7%	12.3%	11.2%	11.4%	5.8%	4.4%	8.5%		9.2%

Adjusted EBIT	$57	$21	$18	$96	$37	$17	$2	$56	$(13)	$139

Adjusted EBIT as a % of revenue	8.5%	4.8%	10.7%	7.5%	11.4%	6.2%	4.4%	8.7%		7.2%
Adjusted EBIT as a % of value-add revenue	14.2%	7.1%	12.3%	11.4%	11.4%	6.2%	4.4%	8.7%		9.3%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$1,333	$983	$386	$2,702	$631	$533	$104	$1,268	$-	$3,970

Less: Substrate sales	532	353	57	942	-	-	-	-	-	942

Value-add revenues	$801	$630	$329	$1,760	$631	$533	$104	$1,268	$-	$3,028

EBIT	$117	$29	$36	$182	$61	$24	$10	$95	$(43)	$234

EBIT as a % of revenue	8.8%	3.0%	9.3%	6.7%	9.7%	4.5%	9.6%	7.5%		5.9%
EBIT as a % of value-add revenue	14.6%	4.6%	10.9%	10.3%	9.7%	4.5%	9.6%	7.5%		7.7%

Adjusted EBIT	$117	$33	$38	$188	$61	$26	$11	$98	$(41)	$245

Adjusted EBIT as a % of revenue	8.8%	3.4%	9.8%	7.0%	9.7%	4.9%	10.6%	7.7%		6.2%
Adjusted EBIT as a % of value-add revenue	14.6%	5.2%	11.6%	10.7%	9.7%	4.9%	10.6%	7.7%		8.1%

	YTD 2012
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$1,340	$894	$325	$2,559	$642	$548	$83	$1,273	$-	$3,832

Less: Substrate sales	546	290	49	885	-	-	-	-	-	885

Value-add revenues	$794	$604	$276	$1,674	$642	$548	$83	$1,273	$-	$2,947

EBIT	$105	$36	$30	$171	$72	$26	$-	$98	$(36)	$233

EBIT as a % of revenue	7.8%	4.0%	9.2%	6.7%	11.2%	4.7%	0.0%	7.7%		6.1%
EBIT as a % of value-add revenue	13.2%	6.0%	10.9%	10.2%	11.2%	4.7%	0.0%	7.7%		7.9%

Adjusted EBIT	$105	$37	$30	$172	$72	$28	$-	$100	$(36)	$236

Adjusted EBIT as a % of revenue	7.8%	4.1%	9.2%	6.7%	11.2%	5.1%	0.0%	7.9%		6.2%
Adjusted EBIT as a % of value-add revenue	13.2%	6.1%	10.9%	10.3%	11.2%	5.1%	0.0%	7.9%		8.0%

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

CONTACT:
Tenneco Inc.
Bill Dawson, 847 482-5807
Media inquiries
bdawson@tenneco.com
or
Linae Golla, 847 482-5162
Investor inquiries
lgolla@tenneco.com